UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 13, 2011

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Mattel was held on May 13, 2011. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to that of management.

All of the nominees for director listed in Proposal 1 in the proxy statement were elected by a majority of the votes cast, as follows:

Name of Nominee	Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
Michael J. Dolan	273,017,507	1,884,825	3,129,102	20,454,539
Robert A. Eckert	264,609,702	10,004,905	3,416,827	20,454,539
Dr. Frances D. Fergusson	272,911,604	1,992,808	3,127,022	20,454,539
Tully M. Friedman	234,144,891	40,761,944	3,124,599	20,454,539
Dominic Ng	264,958,094	9,947,026	3,126,314	20,454,539
Vasant M. Prabhu	272,981,570	1,917,522	3,132,342	20,454,539
Dr. Andrea L. Rich	261,122,015	13,784,019	3,125,400	20,454,539
Dean A. Scarborough	272,937,399	1,956,760	3,137,275	20,454,539
Christopher A. Sinclair	266,130,072	8,770,761	3,130,601	20,454,539
G. Craig Sullivan	264,926,336	9,974,522	3,130,576	20,454,539
Kathy Brittain White	265,719,415	10,108,632	2,203,387	20,454,539

Proposal 2, a proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, or “NEOs,” was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
254,075,124	17,702,479	6,253,831	20,454,539

Proposal 3, a proposal to determine, on an advisory (non-binding) basis, the frequency with which stockholders would have an opportunity to provide an advisory approval of the compensation of our NEOs, was determined as follows:

Votes Cast For One Year	Votes Cast For Two Years	Votes Cast For Three Years	Abstentions	Broker Non-Votes
226,872,327	616,190	47,318,438	3,224,479	20,454,539

In accordance with the voting results on this item, the Company has determined to hold an advisory vote on executive compensation every year until the next stockholder vote on the frequency vote on executive compensation. A stockholder vote on the frequency of stockholder votes on executive compensation is required to be held at least once every six years.

Proposal 4, a proposal to approve amendments to Mattel’s Amended and Restated Bylaws that would enable holders of at least a 15% net long position in the Company’s outstanding shares for one year to require the Chairman of the Board or Secretary of Mattel to call a special meeting of stockholders, was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
191,415,981	103,726,315	3,343,677	N/A

Proposal 5, a proposal to ratify the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm for the year ending December 31, 2011, was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
288,706,742	6,386,865	3,392,366	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Dated: May 17, 2011	By:	/s/ Robert Normile
	Name:	Robert Normile
	Title:	Executive Vice President, Chief Legal Officer and Secretary